                                                                   EXHIBIT 10.22

                               FIRST AMENDMENT TO
               AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY
                                   AGREEMENTS

     This First Amendment to Amended and Restated Credit Agreement and Security Agreements (the "First Amendment") is made as of the 30th day of June, 2006 by and among

     PETSMART, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027, as Lead Borrower for the Borrowers, being said PETSMART, INC., and

     PETSMART STORE SUPPORT GROUP, INC., a Delaware corporation, having a principal place of business at 19601 North 27th Avenue, Phoenix, Arizona 85027;

     the LENDERS party hereto; and

     BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

     FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Group, Inc.), as Administrative Agent and Collateral Agent for the Lenders, a Delaware limited liability company, having an office at 40 Broad Street, Boston, Massachusetts 02109; and

     WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as successor to Congress Financial Corporation (Western), as Co-Agent

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH

     WHEREAS, the Lead Borrower, the other Borrowers, the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Bank, and the Co-Agent have entered into an Amended and Restated Credit Agreement dated as of November 21, 2003 (as amended and in effect, the "Credit Agreement"); and

     WHEREAS, the Lead Borrower, the other Borrowers, and the Collateral Agent, have entered into a Security Agreement dated as of April 30, 2001 (as amended and in effect, the "Borrower Security Agreement"); and

     WHEREAS, the Facility Guarantors and the Collateral Agent, have entered into a Security Agreement dated as of April 30, 2001 (as amended and in effect, the "Subsidiary

Security Agreement" and together with the Borrower Security Agreement, the "Security Agreements"); and

     WHEREAS, the Lead Borrower, the other Borrowers, the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Bank, and the Co-Agent have agreed to amend certain provisions of the Credit Agreement and the Security Agreements as set forth herein.

     NOW THEREFORE, it is hereby agreed as follows:

1. Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

     a. The definition of "Facility Guarantors" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in its stead:

          "Facility Guarantors" means the Persons listed on Schedule 1.2 hereto and all other Subsidiaries of each Borrower now existing or hereafter created other than Foreign Subsidiaries; provided that PET WISE INC. shall cease to be a Facility Guarantor upon its dissolution or merger in accordance with the provisions of Section 6.03.

     b. The provisions of Section 1.01 of the Credit Agreement are hereby amended by adding the following definitions in appropriate alphabetical order:

          "L/C Facility" means one or more letter of credit facilities from time to time established by any of the Borrowers with a financial institution providing for the issuance of letters of credit (other than Letters of Credit issued under this Agreement).

          "L/C Facility Cash Collateral" means cash, cash equivalents, and/or marketable securities of a Borrower from time to time deposited or maintained with the financial institution party to an L/C Facility which are subject to a first perfected security interest in favor of such financial institution to secure such Borrower's obligations under such L/C Facility. The parties acknowledge and agree that Cash and Cash Equivalents and Additional Collateral, each as defined in that certain Letter of Credit Agreement of even date herewith, by and between the Lead Borrower and Bank of America, N.A., as issuing bank, constitute L/C Facility Cash Collateral under this Agreement.

          "Secured Obligations" means the Obligations.

          "Transfer Notice" has the meaning set forth in Section 2.07(k).

3. Amendments to Article II. The provisions of Article II of the Credit Agreement are hereby amended as follows:

     a. The provisions of Section 2.07 are hereby amended by adding the following new subsection at the end thereof:

          (k) The Borrowers may, upon three (3) Business Days written notice (a "Transfer Notice") to the Issuing Bank and the Administrative Agent, request that any or all of the letters of credit issued under any L/C Facility entered into with a Lender hereunder (or any of such Lender's Affiliates) be transferred to, and deemed issued by, the Issuing Bank under this Agreement. As long as the issuance of such Letters of Credit would be permitted under this Agreement and all conditions precedent to such issuance would be satisfied (as if such Letters of Credit were newly issued on the date set forth in the Transfer Notice) and such issuance would not result in the occurrence of a Default or Event of Default, the Issuing Bank and such Lender shall promptly take such action, at the expense of the Borrowers, as may be reasonably required to cause such letters of credit to become Letters of Credit hereunder.

     b. The provisions of Section 2.28 of the Credit Agreement are hereby amended by deleting the parenthetical in its entirety and substituting the following in its stead:

          (subject to Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g) and Permitted Encumbrances having priority over the Lien of the Collateral Agent by operation of law)

     c. The provisions of Article II are hereby amended by adding the following new section at the end thereof:

          SECTION 2.30 Acknowledgments Regarding L/C Facilities. The parties acknowledge and agree that no obligation of any Loan Party under any L/C Facility shall be deemed to be an obligation under this Agreement or any other Loan Document, notwithstanding anything to the contrary herein or therein. The parties further acknowledge and agree that the grant by any Loan Party of a first-priority security interest in L/C Facility Cash Collateral to any financial institution party to an L/C Facility shall not constitute a Default or Event or Default, or otherwise constitute a breach of this Agreement or any other Loan Document, notwithstanding anything to the contrary herein or therein.

4. Amendments to Article III. The provisions of Section 3.15 of the Credit Agreement are hereby amended by deleting the parenthetical in its entirety and substituting the following in its stead:

          (subject to Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g) and Permitted Encumbrances having priority over the Lien of the Collateral Agent by operation of law)

5. Amendments to Article V. The provisions of Section 5.01(f) of the Credit Agreement are hereby amended by deleting the number "$40,000,000" and substituting "$80,000,000" in its stead.

6. Amendments to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended as follows:

     a. The provisions of Section 6.01(g) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (g) Indebtedness with respect to any L/C Facility, provided that the maximum principal amount of all L/C Facilities shall not exceed $65,000,000 (or such greater amount (not to exceed $80,000,000) as may be permitted under such L/C Facilities);

     b. The provisions of Section 6.01(j) of the Credit Agreement are hereby amended by deleting the phrase "clauses (b), (c), (d), (e), (h), or
          (i)" and substituting in its stead the phrase "clauses (b), (c), (d),
          (e), (g), (h) or (i)."

     c. The provisions of Section 6.02 of the Credit Agreement are amended by deleting the word "and" at the end of Section 6.02(i), by re-lettering
          Section 6.02(j) as Section 6.02(k) and adding the following immediately after said Section 6.02(i):

          (j) Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g); and

     d. The provisions of Section 6.03(a) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (a) The Loan Parties will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidiate or dissolve, except that if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (A) PET WISE INC. may be dissolved and (B) (i) any Subsidiary may merge into a Borrower in a transaction in which a Borrower is the surviving corporation, and (ii) any Subsidiary that is not a Borrower may merge into any Subsidiary that is not a Borrower, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

     e. The provisions of Section 6.04(d) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

          (d) Guarantees constituting Indebtedness permitted by Section 6.01, provided that such Guarantees by the Borrowers, other than Guarantees of Indebtedness permitted under Section 6.01(g) or 6.01(i), shall not exceed $20,000,000 in the aggregate at any time outstanding;

     f. The provisions of Section 6.06(b) of the Credit Agreement are hereby amended by deleting Section 6.06(b)(ii) and substituting the following Sections 6.06(b)(ii) and 6.06(b)(iii) in its stead:

          (ii) payments under any L/C Facility, as and when due; and

          (iii) refinancings of Indebtedness described in clause (i) or (ii), above, to the extent permitted by Section 6.01.

7. Amendments to Article VII. The provisions of Article VII of the Credit Agreement are hereby amended as follows:

     a. The provisions of Section 7.01(m)(iii) of the Credit Agreement are hereby deleted in their entirety with the following substituted in their stead:

          (iii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document (subject to the first priority of Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g), notwithstanding anything to the contrary in any Security Document), except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

     b. The provisions of Section 7.01 of the Credit Agreement are hereby amended by deleting the word "or" at the end of Section 7.01(p), by re-lettering Section 7.01(q) as Section 7.01(r) and adding the following immediately after said Section 7.01(p):

          (q) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any L/C Facility when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein); or any event or condition has occurred that has resulted in any Indebtedness with respect to any L/C Facility becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such

          Indebtedness to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

8. Amendments to Article VIII. The provisions of Section 8.03 of the Credit Agreement are hereby amended by deleting the first sentence thereof and substituting the following in its stead:

          Each of the Lenders, the Agents and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Loan Parties, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, any Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of the Obligations owed it (an "excess payment") as a result of which such Lender, such Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 2.23, then such Lender, Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, such Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 2.23 pro rata in proportion to its Commitment; provided, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest), and provided further that the foregoing provisions shall not apply to any L/C Facility Cash Collateral (which shall be retained by the financial institution party to such L/C Facility).

9. Amendments to Article IX. The provisions of Section 9.09 of the Credit Agreement are hereby amended by deleting the first sentence thereof and substituting the following in its stead:

          If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but not any L/C Facility Cash Collateral) at any time held and other obligations at any time owing by such

          Lender or Affiliate to or for the credit or the account of the Loan Parties against any of and all the obligations of the Loan Parties now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured.

10. Amendments to Borrower Security Agreement. The provisions of the Borrower Security Agreement are hereby amended as follows:

     a. The second paragraph of the Recitals to the Borrower Security Agreement is hereby amended to add the following at the end thereof:

          Notwithstanding anything to the contrary contained herein, the term "Obligations" shall not include, and there shall be excluded therefrom, any Indebtedness under any L/C Facility.

     b. The provisions of Section 3.3 of the Borrower Security Agreement are hereby amended by deleting clause (a) from the first sentence thereof and substituting the following in its stead:

          (a) a legal and valid perfected first priority security interest in all the Collateral securing the payment and performance of the Obligations (subject to the first priority of Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g) of the Credit Agreement), and

11. Amendments to Subsidiary Security Agreement. The provisions of Section 3.3 of the Subsidiary Security Agreement are hereby amended by deleting clause
     (a) from the first sentence thereof and substituting the following in its stead:

          (a) a legal and valid perfected first priority security interest in all the Collateral securing the payment and performance of the Obligations (subject to the first priority of Liens on L/C Facility Cash Collateral to secure Indebtedness permitted by Section 6.01(g) of the Credit Agreement), and

12. Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

     a. This First Amendment shall have been duly executed and delivered by the Borrowers, the Administrative Agent, the Collateral Agent and the Required Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

     b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and validly taken. The Administrative Agent shall have received from each of the Borrowers the resolutions authorizing the transactions described herein, certified by its secretary or other appropriate officer to be true and complete.

     c. The Borrowers shall have reimbursed the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys' fees.

     d. The Borrowers shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders who have entered into this First Amendment on or prior to the effective date hereof (in accordance with their respective Commitments), an amendment fee in an amount equal to 0.05% of the sum of such Lenders' Commitments. Such amendment fee shall be fully earned and paid by the Borrowers to the Administrative Agent in full on the effective date of this First Amendment. Such amendment fee shall not be subject to refund or rebate under any circumstances.

     e.   No Default or Event of Default shall have occurred and be continuing.

     f. The Borrowers shall have provided such additional instruments, documents, and agreements to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

13.  Miscellaneous.

     a. Except as provided herein, all terms and conditions of the Credit Agreement, the Security Agreements and the other Loan Documents remain in full force and effect and are hereby ratified.

     b. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of a manually executed counterpart hereof.

     c. This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

     d. This First Amendment shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.

                                        PETSMART, INC.,
                                        as Lead Borrower and Borrower


                                        By: /s/ Timothy E. Kullman
                                            ------------------------------------
                                        Print Name: Timothy E. Kullman
                                        Title: SVP & CFO


                                        PETSMART STORE SUPPORT GROUP, INC.,
                                        as Borrower


                                        By: /s/ Timothy E. Kullman
                                            ------------------------------------
                                        Print Name: Timothy E. Kullman
                                        Title: SVP & CFO


                                        FLEET RETAIL GROUP, LLC., as
                                        Administrative Agent, Collateral Agent,
                                        and Lender


                                        By: /s/ Stephen Garvin
                                            ------------------------------------
                                        Print Name: Stephen Garvin
                                        Title: Managing Director


                                        BANK OF AMERICA, N.A.,
                                        as Issuing Bank


                                        By: /s/ Stephen Garvin
                                            ------------------------------------
                                        Print Name: Stephen Garvin
                                        Title: Managing Director

                                        WACHOVIA CAPITAL FINANCE CORPORATION
                                        (WESTERN), as Lender


                                        By:      /s/ Gary D. Cassianni
                                            ------------------------------------
                                        Print Name:  Gary D. Cassianni
                                        Title:   Vice President


                                        WELLS FARGO FOOTHILL, INC. (f/k/a
                                        Wells Fargo Foothill, LLC), as Lender


                                        By: /s/ Patrick McCormack
                                            ------------------------------------
                                        Print Name: Patrick McCormack
                                        Title: Assistant Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Lender


                                        By:  /s/ Dwayne L. Coker
                                            ------------------------------------
                                        Print Name:  Dwayne L. Coker
                                        Title:   Duly Authorized Signatory



Acknowledged and agreed to for
purposes of Section 11:


AUTHORITY PET FOOD COMPANY,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name: Timothy E. Kullman
Title: SVP & CFO


PACIFIC COAST DISTRIBUTING, INC.,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:

PETSTUFF CANADA (USA) HOLDINGS, INC.,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:


PETSTUFF NOVA SCOTIA, INC.,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:


PET WISE INC.,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:


3003300 NOVA SCOTIA COMPANY,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:


PETSCARD, LLC,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ---------------------------------
Print Name:
Title:

PETSMART LEASING, INC.,
as Facility Guarantor


By: /s/ Timothy E. Kullman
    ----------------------------------
Print Name:
Title: